UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.           )

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Neurocrine Biosciences, Inc.

(Name of Registrant as Specified In Its Charter)

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Neurocrine biosciences*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on . You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: For holders as of: Date: Time: Location: 0000455662_1 R1.0.1.18 NEUROCRINE BIOSCIENCES, INC. NEUROCRINE BIOSCIENCES, INC. 12780 EL CAMINO REAL SAN DIEGO, CA 92130 Annual Meeting March 23, 2020 May 19, 2020 May 19, 2020 10:30 AM PDT Company's Corporate Headquarters 12780 El Camino Real San Diego, CA 92130 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.. Combined Document Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 05, 2020 to facilitate timely delivery Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet,go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. How To Vote g g 0000455662_2 R1.0.1.18 1

Voting items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01) Kevin C. Gorman, Ph.D. 02) Gary A. Lyons The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2. Advisory vote to approve the compensation paid to the Company's named executive officers. 3. To approve the Company's 2020 Equity Incentive Plan. 4. To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020. NOTE: Company to transact such other business as may properly come before the Annual Meeting or any continuation, adjournment or postponement thereof. All stockholders are normally invited to attend the Annual Meeting of Stockholders in person. However, based on the evolving COVID-19 situation and related government guidelines, we have concluded that it is appropriate to strongly urge our stockholders not to attend the Annual Meeting in person this year. 0000455662_3 R1.0.1.18

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